UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 12, 2007

(Date of earliest event reported)

SATELLITE NEWSPAPERS CORP.

(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-26607 --------------------------------	88-0390828 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bank of America Building

980 Post Road East

Westport, Connecticut 06880

(Address of principal executive offices) (Zip Code)

(203) 401-8089

(Registrant’s telephone no., including area code)

-------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition

On January 23, 2007, a creditor of Satellite Newspapers Swiss, the operating subsidiary of the Registrant filed an involuntary bankruptcy petition for Satellite Newspapers Swiss with the court in Zug, Switzerland. Satellite Newspapers Swiss ceased operations on October 1st, 2006, since it was not able to finance its daily operations.

With the bankruptcy of Satellite Newspapers Swiss, the subsidiary of the Registrant, the Registrant does not have any operating activities at the moment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATELLITE NEWSPAPERS CORP.

(Registrant)

Date: February 12, 2007	By: /s/ ROY PICENI

Roy Piceni

Chief Executive Officer

(Duly Authorized Officer)